Note 11 - Equity Method Investment	12 Months Ended
Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]
11.	EQUITY METHOD INVESTMENT

In March, 2013, the Group's Board of Directors approved and authorized the Group's participation in a real estate project. Pursuant to the investment agreement entered into in connection with the real estate project, the Company owned 49% of the equity interest with a consideration of $21,525,608. In December, 2013, the Group transferred the total 49% of the equity interest to a third party. Gains from the equity method investment recognized in the consolidated statement of comprehensive income for the years ended December 31, 2013 were $2,773,839.

The investee meets the definition of variable interest entity (VIE). The Group consolidates all entities that control by ownership of a majority voting interest as well as variable interest entities for which the Group is the primary beneficiary. The primary beneficiary of a variable interest entity is the party that absorbs a majority of the entity’s expected losses, receives a majority of its expected residual returns, or both, as a result of holding variable interests, which are the ownership, contractual, or other pecuniary interests in an entity that change with changes in the fair value of the entity’s net assets excluding variable interests.

For the 49% equity investment on the VIE, the Group will not absorb a majority of the VIE's expected losses, or receive a majority of the VIE's expected residual returns, therefore the Group is not the primary beneficiary of the VIE. Since the Group has the ability to significantly influence over the operating and financial policies of the VIE, the Group treated the investment using equity method accounting.